SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                 April 15, 1997


                      Banc One Auto Grantor Trust 1996 - A
                    -----------------------------------------
                    (Issuer with respect to the Certificates)


                              Bank One, Texas, N.A.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  United States
                  ---------------------------------------------
                  (State or other jurisdiction of organization)


         333-1092
        333-1092-01                                    75-2270994
  ------------------------               ------------------------------------
  (Commission File Number)               (IRS Employer Identification Number)


                     c/o Bank One, Texas, N.A., as Servicer,
            1717 Main Street, Attn: Jeff Stewart, Dallas, Texas 75201
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (214) 290-7437

Item 5. Other Events

        On April 15, 1997, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

        This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from March 17, 1997 through April 14, 1997 and for the Collection Period from March 1, 1997 through March 31, 1997.

Item 7. Exhibits

        See page 5 for Exhibit Index

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BANC ONE AUTO GRANTOR TRUST 1996-A

                                           By:  ______________________________
                                                Bank One, Texas, N.A., as
                                                Servicer on behalf of the Trust


Date:   April  10, 1997                    By:   /s/ Jeff Stewart
                                               ----------------------------
                                           Name:   Jeff Stewart
                                           Title:  Vice President

EXHIBIT INDEX


Exhibit     Description                                                     Page
-------     -----------                                                     ----

99.1        Monthly Statements and Additional Information...................6-14